UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): August 24, 2006


                              The FINOVA Group Inc.
             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)

        1-11011                                         86-0695381
(Commission File Number)                       (IRS Employer Identification No.)

             4800 N. Scottsdale Road, Scottsdale, Arizona 85251-7623
               (Address of Principal Executive Offices) (Zip Code)

                                  480-636-4800
              (Registrant's Telephone Number, Including Area Code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 7.01   Regulation FD Disclosure.


The FINOVA Group Inc. ("FINOVA" or the "Company") wishes to reiterate its prior statements contained in its Form 10-Q for the quarter ended June 30, 2006, as follows:

"The Company anticipates that when all or substantially all of its assets have been liquidated, the affairs of FINOVA will need to be wound-up. The Company continues to analyze potential alternatives of wind-up and would like to commit to a final plan of liquidation during 2006; however, this will be contingent on obtaining acceptable prices for its remaining assets. Additionally, in considering its wind-up alternatives, the Company intends to take into consideration the restricted cash related to impermissible restricted payments to stockholders, the Thaxton litigation and other outstanding bankruptcy claims. A final plan of liquidation may involve appointment of a receiver or trustee for assets not liquidated, transfer of such assets to a liquidating trust or some other proceeding, any of which may or may not be in conjunction with bankruptcy or state law liquidation proceedings. The Company cannot predict with certainty the timing or nature of that final wind-up at this point in time, but is working towards accomplishing that end in a prudent manner to maximize the return on the remaining assets."

In addition, with respect to the previously reported litigation involving the Company's subsidiary, FINOVA Capital Corporation ("FINOVA"), and The Thaxton Group Inc. and certain of its subsidiaries (collectively, the "Thaxton Entities"), the previously scheduled August 28, 2006, trial date has been vacated, without prejudice, to enable the parties to continue settlement discussions. There can be no assurance that a settlement will in fact be reached or if reached, that a settlement will in fact be consummated. If a settlement is not consummated, the Company intends to vigorously defend, by whatever substantive and procedural methods it deems advisable, the claims asserted against it in connection with the Thaxton Entities and to defend its senior secured position in the bankruptcy proceedings for the Thaxton Entities.












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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 25, 2006

                                      THE FINOVA GROUP INC.


                                              /s/ Philip A. Donnelly
                                      ------------------------------------------
                                      Name:  Philip A. Donnelly
                                      Title: Senior Vice President, General
                                      Counsel and Secretary





















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